                                                                    Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

          New York                                      13-2774727
          (Jurisdiction of incorporation                (I.R.S. Employer
          or organization if not a U.S.                 Identification No.)
          national bank)

          452 Fifth Avenue, New York, NY                10018-2706
          (212) 525-5600                                (Zip Code)
          (Address of principal executive offices)

                               Warren L. Tischler
                              Senior Vice President
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                               COTT BEVERAGES INC.
                              AND OTHER REGISTRANTS
                       (SEE TABLE OF CO-REGISTRANTS BELOW)
               (Exact name of obligor as specified in its charter)

           Georgia                                      None
           (State or other jurisdiction                 (I.R.S. Employer
           of incorporation or organization)            Identification No.)

           Cott Beverages Inc                           33609
           5405 Cypress Center Drive, Suite 100         (Zip Code)
           Tampa, Florida
           (Address of principal executive offices)

                 8% Senior Subordinated Notes due 2011,Series B
          Guarantees of 8.% Senior Subordinated Notes due 2011,series B
                         (Title of Indenture Securities)


                             Table of Co-Registrants

Exact Name of registrant      State of other Jurisdiction of   Primary standard Industrial   IRS Employer
as specified in its charter   Incorporation or Organization    Classification Number         Identification Number
------------------------------------------------------------------------------------------------------------------
Cott Corporation              Canada                           2086                          None
Cott Holdings Inc             Delaware & Nova Scotia           2086                          None
Cott USA Corp                 Georgia                          2086                          None
Cott Vending Inc              Delaware                         2086                          None
Interim BCB,LLC               Delaware                         2086                          None

                                     General

Item 1. General Information.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervisory authority to which it is subject.

            State of New York Banking Department.

            Federal Deposit Insurance Corporation, Washington, D.C.

            Board of Governors of the Federal Reserve System, Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2. Affiliations with Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None

Item 16. List of Exhibits

Exhibit

T1A(i)            (1)   Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)           (1)   Certificate of the State of New York Banking Department
                        dated December 31, 1993 as to the authority of HSBC Bank
                        USA to commence business as amended effective on March
                        29, 1999.

T1A(iii)                Not applicable.

T1A(iv)           (1)   Copy of the existing By-Laws of HSBC Bank USA as adopted
                        on January 20, 1994 as amended on October 23, 1997.

T1A(v)                  Not applicable.

T1A(vi)           (2)   Consent of HSBC Bank USA required by Section 321(b) of
                        the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 2001), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)               Not applicable.

T1A(ix)                 Not applicable.


   (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

   (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 11th day of February, 2002.



                                           HSBC BANK USA


                                           By: /s/ Herawattee Alli
                                              ---------------------------------
                                                   Herawattee Alli
                                                   Corporate Trust Officer

                                                               EXHIBIT T1A (VII)

                                                     Board of Governors of the
                                                      Federal Reserve System
                                                     OMB Number: 7100-0036
                                                     Federal Deposit Insurance
                                                      Corporation
                                                     OMB Number: 3064-0052
                                                     Office of the Comptroller
                                                      of the Currency
                                                     OMB Number: 1557-0081
--------------------------------------------------------------------------------
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL   Expires March 31, 2004

                                                     Please refer to page i, [1]
                                                     Table of Contents, for
                                                     the required disclosure
                                                     of estimated burden.
--------------------------------------------------------------------------------


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031
                                            (19980930)
                                            ----------
                                            (RCRI 9999)

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2001


This report is required by law; 12 U.S.C.         This report form is to be filed by banks with
Section 324 (State member banks); 12 U.S.C.       branches and consolidated subsidiaries in U.S.
Section 1817 (State nonmember banks); and 12      territories and possessions, Edge or Agreement
U.S.C. Section 161 (National banks).              subsidiaries, foreign branches, consolidated
                                                  foreign subsidiaries, or International Banking
                                                  Facilities.

NOTE: The Reports of Condition and Income must    The Reports of Condition and Income are to be
be signed by an authorized officer and the        prepared in accordance with Federal regulatory
Report of Condition must be attested to by not    authority instructions.
less than two directors (trustees) for State
nonmember banks and three directors for State     We, the undersigned directors (trustees),
member and National Banks.                        attest to the correctness of this Report of
                                                  Condition (including the supporting schedules)
I, Gerald A. Ronning, Executive VP & Controller   and declare that it has been examined by us and
   Name and Title of Officer Authorized to        to the best of our knowledge and belief has
   Sign Report                                    been prepared in conformance with the
                                                  instructions issued by the appropriate Federal
Of the named bank do hereby declare that these    regulatory authority and is true and correct.
Reports of Condition and Income (including the
supporting schedules) have been prepared in
conformance with the instructions issued by
the appropriate Federal regulatory authority
and are true to the best of my knowledge          /s/ Youssef Nasr
and believe.                                      -----------------------------------------------
                                                  Director (Trustee)

   /s/ Gerald A. Ronning                          /s/ Bernard J. Kennedy
-----------------------------------------------   -----------------------------------------------
Signature of Officer Authorized to Sign Report    Director (Trustee)

             11/13/01                             /s/ Sal H. Alfieri
-----------------------------------------------   -----------------------------------------------
Date of Signature                                 Director (Trustee)



SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition   For electronic filing assistance, contact EDS
and Income either:                                Call report Services, 2150 N. Prospect Ave.,
                                                  Milwaukee, WI 53202, telephone (800) 255-1571.

(a) in electronic form and then file the          To fulfill the signature and attestation
    computer data file directly with the          requirement for the Reports of Condition and
    banking agencies' collection agent,           Income for this report date, attach this
    Electronic Data System Corporation (EDS),     signature page to the hard-copy f the completed
    by modem or computer diskette; or             report that the bank places in its files.

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

FDIC Certificate Number      0  0  5  8  9
                             -------------
                              (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM                    HSBC Bank USA
-----------------------------------------------   -----------------------------------------------
  Primary Internet Web Address of Bank            Legal Title of Bank (TEXT 9010)
    (Home Page), if any (TEXT 4087)
  (Example:  www.examplebank.com)                 Buffalo
                                                  -----------------------------------------------
                                                  City (TEXT 9130)

                                                  N.Y.                         14203
                                                  -----------------------------------------------
                                                  State Abbrev.(TEXT 9200)     ZIP Code(TEXT 9220)

 Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation,
                   Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                                                of  Buffalo
-------------------------------------------------------------------------
  Name of Bank                                                  City

in the state of New York, at the close of business September 30, 2001


ASSETS
                                                                                                 Thousands of dollars
Cash and balances due from depository institutions:
   Non-interest-bearing balances currency and coin                                                    $ 2,076,815
   Interest-bearing balances                                                                            3,538,811
   Held-to-maturity securities                                                                          4,326,937
   Available-for-sale securities                                                                       13,928,573
   Federal funds sold and securities purchased under agreements to resell                               3,360,544
Loans and lease financing receivables:
   Loans and leases held for sale                                                                     $ 2,692,063
   Loans and leases net of unearned income                                       $40,083,134
   LESS: Allowance for loan and lease losses                                         514,152
   Loans and lease, net of unearned income, allowance, and reserve                                    $39,568,982
   Trading assets                                                                                       8,560,359
   Premises and fixed assets                                                                              790,000
Other real estate owned                                                                                    16,302
Investments in unconsolidated subsidiaries                                                                239,678
Customers' liability to this bank on acceptances outstanding                                              105,958
Intangible assets: Goodwill                                                                             2,273,993
Intangible assets: Other intangible assets                                                                328,866
Other assets                                                                                            2,913,433
Total assets                                                                                           84,721,314

LIABILITIES

Deposits:
   In domestic offices                                                                                 36,862,579
   Non-interest-bearing                                                            4,595,441
   Interest-bearing                                                               32,267,138
In foreign offices                                                                                     20,975,215
   Non-interest-bearing                                                              334,236
   Interest-bearing                                                               20,640,979

Federal funds purchased and securities sold under agreements to repurchase                              1,939,148

Trading Liabilities                                                                                     4,048,651
Other borrowed money                                                                                    7,823,352
Bank's liability on acceptances                                                                           105,958
Subordinated notes and debentures                                                                       1,539,985
Other liabilities                                                                                       4,435,368
Total liabilities                                                                                      77,730,256
Minority Interests in consolidated Subsidiaries                                                               172

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                --
Common Stock                                                                                              205,000
Surplus                                                                                                 6,427,110
Retained earnings                                                                                         315,433
Accumulated other comprehensive income                                                                     38,451
Other equity capital components                                                                              --
Total equity capital                                                                                    6,990,886
Total liabilities, minority interests and equity capital                                               84,721,314